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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Primus Telecommunications Group, Incorporated and subsidiaries (the "Company") on Form S-8 of our report dated February 8, 2001, appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.




McLean, Virginia
September 28, 2001